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                                                                 EXHIBIT (10)(p)

                      AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------

    THIS AMENDMENT TO EMPLOYMENT AGREEMENT, dated January 18, 2000, by and between C-COR.net CORP., a Pennsylvania corporation (the "Company"), and RICHARD E. PERRY (the "Employee").

                                  BACKGROUND
                                  ----------

     A. The Employee and the Company entered into an Amended and Restated Employment Agreement on July 21, 1997 (the "Employment Contract").

     B. Section V of the Employment Contract provides certain measures and protections for the Employee in the event of a change of control of the Company.

     C. The Company and the Employee have mutually determined that the Change of Control Agreement used by the Company generally for its executive employees should be modified and that an Amended and Restated Change of Control Agreement should be entered into between the Company and the Employee.

     D. On even date herewith, the Company and the Employee have entered into an Amended and Restated Change of Control Agreement.

     E. The Company and the Employee mutually desire to amend the Employment Contract to delete Section V concerning change of control provisions which will be replaced by the Amended and Restated Change of Control Agreement.

     NOW, THEREFORE, the parties to this Amendment to Employment Agreement, intending to be legally bound, agree as follows:

     1. Effective as of the date of this Amendment to Employment Agreement,
Section V of the Employment Contract concerning change of control, is deleted and shall be of no further
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force and effect.

    2. In all other respects, the Employment Contract is ratified and affirmed and shall continue in accordance with its terms.

    3. This Agreement shall be binding upon the successors, heirs, personal representatives and assigns of each party.

                                   C-COR.net CORP.

                                By: /s/ James J. Tietjen
                                   ----------------------------------

                              Title: Chairman, Compensation Committee
                                    ---------------------------------

                                   THE EMPLOYEE:

                                   /s/ Richard E. Perry
                                   ----------------------------------
                                   Richard E. Perry

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